                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                               VISX, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

           common stock, $.01 par value per share
           ---------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------
      (5)  Total fee paid:

           ---------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

           ---------------------------------------------------------------------
      (2)    Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------
      (3)    Filing Party:

           ---------------------------------------------------------------------
      (4)    Date Filed:

           ---------------------------------------------------------------------

                                  [VISX LOGO]

                               VISX, INCORPORATED
                            3400 CENTRAL EXPRESSWAY
                       SANTA CLARA, CALIFORNIA 95051-0703
                                 (408) 733-2020

                            ------------------------

To our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of VISX, Incorporated to be held at 8:00 a.m., local time, on May 4, 2001, at The Embassy Suites Santa Clara/Silicon Valley located at 2885 Lakeside Drive, Santa Clara, California 95054. The Notice of, and Proxy Statement for, the 2001 Annual Meeting of Stockholders follow. The 2001 Annual Report is enclosed.

     At the Annual Meeting, stockholders will elect five persons to serve as directors until the next Annual Meeting and until their successors have been elected and qualified (Item 1 on your Proxy). The Proxy Statement contains information regarding the Company's nominees for election to the Board of Directors. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE COMPANY'S SLATE OF NOMINEES NAMED IN THIS PROXY STATEMENT.

     Stockholders will also vote to ratify the Board's appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 2001 (Item 2 on your Proxy). YOUR BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, we request that you complete, date, sign and return the enclosed gold proxy card promptly in the enclosed pre-addressed envelope. No postage is necessary if you mail your proxy in the United States. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

     You should be aware that you may hear from a stockholder group headed by Carl C. Icahn seeking to solicit proxies to elect his nominees for director. We urge you not to sign any proxy card provided by the Icahn group until we have had a chance to respond.

                                   Sincerely,
/s/ Elizabeth H. Davila                                        /s/ Mark B. Logan

    Elizabeth H. Davila                                  Mark B. Logan
    President and Chief Executive Officer                Chairman of the Board

Santa Clara, California
March 21, 2001

                                  [VISX LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 4, 2001

To the Stockholders:

     The Annual Meeting of Stockholders of VISX, Incorporated (the "Company") will be held on Friday, May 4, 2001 at 8:00 a.m., local time, at The Embassy Suites Santa Clara/Silicon Valley, 2885 Lakeside Drive, Santa Clara, California 95054 for the following purposes:

     1. To elect five directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

     2. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2001; and

     3. To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on March 19, 2001 are entitled to notice of, and to attend and vote at, the meeting and at any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company located at 3400 Central Expressway, Santa Clara, California 95051-0703.

                                          For the Board of Directors

                                          /s/ John F. Runkel, Jr.
                                          John F. Runkel, Jr.
                                          Secretary
Santa Clara, California
March 21, 2001

                             YOUR VOTE IS IMPORTANT

     IT IS IMPORTANT THAT ALL STOCKHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, IN ORDER TO ASSURE YOUR REPRESENTATION WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED GOLD PROXY CARD PROMPTLY IN THE ACCOMPANYING REPLY ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE ANNUAL MEETING.

                               VISX, INCORPORATED
                            ------------------------

                                PROXY STATEMENT
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

GENERAL

     These proxy materials are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of VISX, Incorporated (the "Company") for the Annual Meeting of Stockholders to be held on May 4, 2001 at 8:00 a.m., local time, and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at The Embassy Suites Santa Clara/Silicon Valley, 2885 Lakeside Drive, Santa Clara, California 95054. The telephone number at the meeting location is (408) 496-6400. This Proxy Statement, Notice of Annual Meeting and the accompanying gold proxy card will be mailed to stockholders on or about March 24, 2001.

     A copy of the Company's Annual Report for the year ended December 31, 2000, including financial statements, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

OUTSTANDING VOTING STOCK

     The Company's Common Stock is the only class of security entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on March 19, 2001 will be entitled to vote on all matters to come before the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote for each matter to be voted upon. As of March 19, 2001, there were approximately 57,566,531 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

QUORUM AND VOTE REQUIRED

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections, EquiServe, L.P. (the "Inspector"), the Company's Transfer Agent. The Inspector will also determine whether or not a quorum is present. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on March 19, 2001 will constitute a quorum. All proxies representing shares that are entitled to vote at the meeting will be counted toward establishing a quorum, regardless of whether such proxies contain abstentions or broker non-votes.

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "Withhold Authority" and broker non-votes with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. The affirmative vote of the holders of a majority of the votes cast at the meeting will be required to ratify each other proposal.

     Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed gold proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares will be voted in accordance with that specification. If no specification is made, the shares will be voted FOR Proposals 1 and 2 and, in the proxy holders' discretion, as to other matters that may properly come before the Annual Meeting.

REVOCABILITY OF PROXY

     You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company, John F. Runkel, Jr., at the Company's principal executive offices at 3400 Central Expressway, Santa Clara, California 95051-0703, by 8:00 a.m., local time, on May 4, 2001.

SOLICITATION

     Proxies are being solicited by and on behalf of the Company's Board of Directors. The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional soliciting material furnished to stockholders. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expense in forwarding solicitation material to such beneficial owners. The Company has retained MacKenzie Partners, Inc., 156 Fifth Avenue, 9th Floor, New York, NY 10010, to assist the Company in the distribution of the proxy materials and the solicitation of proxies for a minimum fee of $25,000 plus reimbursement of reasonable out-of-pocket expenses. MacKenzie Partners may solicit proxies from stockholders by mail, telephone, telex, telegram or personal call or visit. MacKenzie Partners will employ approximately 75 people to solicit the Company's stockholders. In addition, directors, officers, and other employees of the Company may, without additional compensation therefor, solicit proxies by telephone, telegram, facsimile or personal communication.

     Expenses related to the potential contested solicitation of stockholders, in excess of those normally spent for an Annual Meeting, are expected to aggregate at least $250,000, of which approximately $75,000 has been spent to date. Appendix A sets forth certain information relating to the Company's directors, nominees, officers and other employees of the Company who will be soliciting proxies on the Company's behalf ("Participants").

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

     A board of five directors is to be elected at the Annual Meeting. Currently the Board of Directors is comprised of the five nominees and Mr. Mark Logan, who resigned as Chief Executive Officer in February 2001 and will conclude his term as a director at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received for the Company's five nominees named below, all of whom are currently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee designated by the current Board of Directors to fill the vacancy. The Company does not expect that any nominee listed below will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his or her successor has been elected and qualified.

     The Company's Bylaws currently provide for six members of the Company's Board of Directors. However, the Company's Bylaws will be amended prior to the Annual Meeting to reduce the number of directors to five, so that only five directors will be elected at the Annual Meeting.

     The names of the nominees, and certain information about them, are set forth below:

ELIZABETH H. DAVILA                                          DIRECTOR SINCE 1995

     Ms. Davila, 56, has served as President and Chief Executive Officer of the Company since February 2001, President and Chief Operating Officer from February 1999 to February 2001, Executive Vice President and Chief Operating Officer from May 1995 through February 1999, and as a Director since December 1995. From 1977 to 1994, Ms. Davila held senior management positions with Syntex Corporation which included Vice President of Quality and Reengineering, Vice President and Director of the Drug Development Optimization Program, Vice President of Marketing and Sales for the Syva Company Diagnostics Division and Vice President of Marketing and Sales of the Syntex Ophthalmics Division. Ms. Davila also serves on the Board of Directors of VidaMed, Inc.

GLENDON E. FRENCH                                            DIRECTOR SINCE 1995

     Mr. French, 67, has been a Director of the Company since May 1995. He served as Chairman and Chief Executive Officer of Imagyn Medical, Inc. ("Imagyn") from February 1992 until his retirement as Chief Executive Officer in December 1994. He continued to serve as Chairman of Imagyn until April 1995. From 1989 until he joined Imagyn in February 1992, Mr. French was Chairman, Chief Executive Officer and a director of Applied Immune Sciences, Inc. From 1982 to 1988, Mr. French was President of the Health and Education Services Sector of ARA Services, Inc., and from 1972 to 1982, he was President of American Critical Care (formerly a division of American Hospital Supply Corp., now known as Dupont Critical Care).

JOHN W. GALIARDO                                             DIRECTOR SINCE 1996

     Mr. Galiardo, 67, has been a Director of the Company since May 1996. He served as Vice Chairman of the Board of Directors and General Counsel of Becton Dickinson & Company from 1994 until his retirement in December 1999. Prior to 1994, he served as Vice President and General Counsel. Mr. Galiardo joined Becton Dickinson in 1977 and was responsible for the Law and Patent Departments, Medical Affairs, Corporate Regulatory and Quality Affairs, the Environment and Safety Departments, and Government Investor, and Public Affairs. Prior to joining Becton Dickinson, Mr. Galiardo was Assistant General Counsel of E. R. Squibb & Sons, and before that he was associated with the law firm of Dewey, Ballantine, Bushby, Palmer & Wood in New York City. Mr. Galiardo is the past Chairman of the Health Industry Manufacturers Association.

JAY T. HOLMES                                                DIRECTOR SINCE 1999

     Mr. Holmes, 58, has been a director of the Company since March 1999. He has been a practicing attorney and business consultant since mid-1996. From 1981 until his retirement in mid-1996, Mr. Holmes held several senior management positions at Bausch & Lomb Incorporated, the most recent being Executive Vice President and Chief Administrative Officer (1995 - 1996) and Senior Vice President and Chief Administrative Officer (1993 - 1995). From 1983 - 1993, Mr. Holmes was Senior Vice President, Corporate Affairs, and from 1981 - 1983 Vice President and General Counsel. Mr. Holmes was a member of the Board of Directors of Bausch & Lomb from 1986 until his retirement in 1996. Mr. Holmes also serves on the Board of Directors of Rochester Energy Group.

RICHARD B. SAYFORD                                           DIRECTOR SINCE 1995

     Mr. Sayford, 70, has been a Director of the Company since May 1995. He has been President of Strategic Enterprises, Inc., a private business consulting firm specializing in providing services to high technology and venture firms, since 1979. He is a founding investor of MCI Communications Co., and served as a member of the Board of Directors of MCI since 1980. He is also a director of Brightlink Networks, Inc. and HCA -- HealthOne, L.L.C. Mr. Sayford is former President of Amdahl International, Ltd. and Corporate Vice President of Amdahl Corporation.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN THIS PROXY STATEMENT. The five nominees receiving the highest number of affirmative votes of the shares of Common Stock of the Company present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under Delaware law.

                         FURTHER INFORMATION CONCERNING
                             THE BOARD OF DIRECTORS

BOARD COMMITTEES AND MEETINGS

     The Board of Directors of the Company held ten meetings during 2000. All current directors and nominees attended all of the meetings of the Board and the Board committees of which they were members during 2000. The Board of Directors has standing Audit, Compensation and Governance Committees.

     Audit Committee. In 2000, the Audit Committee was comprised of Directors French (chair), Galiardo and Sayford. The Audit Committee oversees engagement of the Company's independent auditors, reviews the arrangements for and scope of the audit by the Company's independent auditors, and reviews and evaluates the Company's accounting practices and its systems of internal accounting controls. The Audit Committee held four meetings during 2000. The Company's Board of Directors has adopted a charter for the Audit Committee, and this charter is set forth as Appendix B hereto. The Company believes that all of the members of the Audit Committee qualify as independent directors under the listing standards of the New York Stock Exchange.

     Compensation Committee. In 2000, the Compensation Committee was comprised of Directors French, Galiardo, Holmes and Sayford (chair). Director Holmes was appointed to the Committee in May of 2000. The Compensation Committee sets the compensation of the Company's executive officers, including salary and bonuses, and administers the Company's stock option plans. The Compensation Committee held five meetings and took action by written consent during 2000.

     Governance Committee. In 2000, the Governance Committee was comprised of Directors French, Galiardo (chair), Holmes and Sayford. The Governance Committee considers and reports on all matters relating to the selection, qualification and compensation of directors and candidates nominated for the position of director. The Governance Committee held one meeting during 2000. Any stockholder desiring to submit a candidate for consideration by the Governance Committee should send the name and background information of such proposed candidate to the Office of the Secretary at 3400 Central Expressway, Santa Clara, California 95051-0703.

DIRECTOR COMPENSATION

     On May 19, 2000, the annual retainer for non-employee directors was increased from $15,000 to $20,000. The fee for each Board meeting the director attended was increased from $1,000 to $2,000. Fees for attendance at a Board meeting by telephone ($250) and for each Committee meeting attended ($500) remained the same. The compensation for the chairperson of the Committee continued at the same rate ($750). Non-employee directors receive automatic annual grants of options to purchase 6,000 shares of the Company's Common Stock. Non-employee directors also receive a one-time grant of options to purchase 45,000 shares of the Company's Common Stock upon initial election to the Board of Directors. In addition, directors are reimbursed for out-of-pocket travel expenses associated with their attendance at Board and Committee meetings.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of reporting forms furnished to the Company or written representations from certain Reporting Persons that no annual forms were required, the Company believes that all filing requirements were complied with during 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Directors French, Galiardo, Holmes and Sayford, all of whom are non-employee directors. Other than Mark B. Logan, who serves on the compensation committees of Abgenix, Inc., Align Technology, Inc. and VIVUS, Inc., no executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during 2000. Mr. Logan resigned as Chief Executive Officer in February 2001 and will conclude his term as a director at the Annual Meeting. No employee of Abgenix, Inc., Align Technology, Inc. or VIVUS, Inc. serves on the Board of Directors or the Compensation Committee of the Company.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Compensation Committee. The Compensation Committee of the Board of Directors is composed entirely of outside directors. The Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs for the executive officers of the Company. The Compensation Committee held five meetings and took action by written consent once during 2000.

     Compensation Philosophy. The goals of the Company's compensation program are to provide a strong and direct link between the Company's financial performance and executive pay. The Company aligns management compensation with business objectives and stockholder interests by setting performance measures and objectives, and tying those objectives to a cash bonus plan and the use of stock-based incentives. The Committee retains the services of an independent compensation consulting firm to provide appropriate market survey data as well as to make specific recommendations to the Committee with respect to base salaries, cash bonuses, and stock incentive awards. The Committee retained this consulting firm because of the firm's expertise in evaluating and assessing compensation requirements in the Company's geographic region for attracting and retaining high caliber candidates for executive management positions.

     Other key elements of the Company's compensation philosophy include establishing compensation programs that provide competitive pay systems to help the Company attract, retain and motivate its executive management. The Company positions its executive base salaries at the mid-point of survey data, and in years in which bonuses are earned, total cash compensation is targeted to be above the average survey data. The decision to grant bonuses or additional stock incentive awards is keyed to achievement of the annual business plan for Company-wide goals and individual performance.

     Compliance With Internal Revenue Code Section 162(m). The Company is subject to Section 162(m) of the Internal Revenue Code adopted in 1993, which limits the deductibility of certain compensation payments to its executive officers. The Company does not have a policy requiring the Committee to qualify all compensation for deductibility under this provision. The Committee's current view is that any non-deductible amounts will be immaterial to the Company's financial or tax position, and that the Company derives substantial benefits from the flexibility provided by the current system, in which the selection and quantification of performance targets are modified from year to year to reflect changing conditions. However, the Committee takes into account the net cost to the Company in making all compensation decisions and will continue to evaluate the impact of this provision on its compensation programs.

     2000 Executive Compensation Program. In 2000, the Company's executive compensation program integrated the following components: base salary, cash bonuses and stock option grants. The Committee reviews each component of executive compensation annually. As an executive's level of responsibility increases, a greater portion of his or her potential total compensation is based on performance incentives and less on salary and employee benefits, causing potentially greater variability in the individual's absolute compensation level from year to year.

     Base Salary. The Committee establishes annual base salary levels for executives based on competitive survey data, level of experience, position and responsibility, the prior year's corporate performance and individual recommendations of executive management.

     Incentive Compensation Plan. The Committee has approved a performance-based executive compensation plan (the "Incentive Compensation Plan"). The Committee awarded bonuses for 2000 using the criteria as set forth in that plan. The total pool of monies available for bonuses was set based on the Committee's assessment of 2000 performance. After reviewing the Company's 2000 performance, the executives' individual performance and reports from the independent compensation consulting firm, the Committee approved grants of bonuses for the executive officers. All Named Officers (as defined below) were awarded cash bonuses in 2001 based on 2000 performance.

     Stock Awards. In 2000, the Committee approved stock option awards for the executive officers, including the Named Officers. These awards were made in recognition of the performance of the Company and the contributions made by the officers in achieving this level of performance.

     2000 Chief Executive Officer Compensation. Mr. Logan, in his capacity as Chief Executive Officer, participated in the same compensation programs as the other Named Officers. The Committee has targeted Mr. Logan's total compensation, including compensation derived from the Incentive Compensation Plan and the stock option plan, at a level it believes is competitive with the average amount paid by the Company's competitors and companies with which the Company competes for executive talent. Mr. Logan's salary was increased to $420,000 for 2000. Mr. Logan received an Incentive Compensation Plan award in recognition of the achievements of the Company during 2000 and of his contributions to those achievements.

                    Submitted by the Compensation Committee
                      of the Company's Board of Directors:

                               Glendon E. French
                                John W. Galiardo
                                 Jay T. Holmes
                               Richard B. Sayford

COMPENSATION OF NAMED EXECUTIVES

     Summary Compensation Table. The following table summarizes the total compensation earned by or paid to the Chief Executive Officer and the four other most highly compensated executive officers having total cash compensation for 2000 in excess of $100,000 (collectively, the "Named Officers") for services rendered to the Company during each of the last three fiscal years.

                                                                          LONG-TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                                                     -------------------
                                              ANNUAL COMPENSATION         NUMBER OF
                                              --------------------         SHARES             ALL OTHER
     NAME AND PRINCIPAL POSITION       YEAR   SALARY(1)   BONUS(2)   UNDERLYING OPTIONS    COMPENSATION(3)
     ---------------------------       ----   ---------   --------   -------------------   ---------------
Mark B. Logan........................  2000   $420,000    $ 83,000         150,000             $8,751
  Chairman of the Board and            1999    389,135     636,000         300,000              8,124
  Chief Executive Officer(4)           1998    364,388     730,000         400,000              8,213
Elizabeth H. Davila..................  2000    300,000      60,000         100,000              7,923
  President and Chief Operating        1999    278,373     289,000         180,000              9,294
  Officer(4)                           1998    232,600     303,000         200,000              5,728
Timothy R. Maier.....................  2000    215,000      43,000          50,000              7,203
  Executive Vice President             1999    198,962     183,000              --              7,269
  and Chief Financial Officer          1998    169,384     134,000         340,000              5,644
Carol F.H. Harner....................  2000    195,000      39,000          30,000              7,915
  Vice President, Research             1999    170,000     116,000          60,000              8,026
  and Development                      1998    161,473     100,000              --              6,430
Douglas H. Post......................  2000    195,000      39,000          30,000              6,912
  Vice President, Operations and       1999    170,000     105,000          60,000              6,754
  Customer Support                     1998    160,000     126,000          90,000              4,926

---------------
(1) No compensation is paid to officers of the Company for services rendered as directors.

(2) Includes bonuses earned in the designated year but paid the following year.

(3) Represents premiums paid by the Company for Group Term Life Insurance and, for fiscal year 1998, the Company's contribution of $4,000 under its 401(k) Plan matching program, for fiscal year 1999, the Company's contribution of $6,000 under its 401(k) Plan matching program and, for fiscal year 2000, the Company's contribution of $6,375 under its 401(k) Plan matching program.

(4) On February 13, 2001, Ms. Davila was promoted to the position of Chief Executive Officer, replacing Mr. Logan, who had been the Company's Chief Executive Officer and Chairman of the Board since 1994. Mr. Logan will conclude his term as Chairman of the Board of Directors of the Company at the Annual Meeting.

     Option Grants in Last Fiscal Year. The table below provides details regarding stock options granted to the Named Officers in 2000, and the potential realizable value of those options. The values do not take into account risk factors such as non-transferability and limits on exercisability. In assessing these values it should be kept in mind that no matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will depend on the market value of the Company's stock at a future date.

                                              PERCENT OF
                                NUMBER OF       TOTAL          MARKET
                                  SHARES       OPTIONS         PRICE
                                UNDERLYING    GRANTED TO       ON THE      EXERCISE                 GRANT DATE
                                 OPTIONS     EMPLOYEES IN     DATE OF        PRICE     EXPIRATION    PRESENT
             NAME               GRANTED(1)   FISCAL YEAR       GRANT       PER SHARE      DATE       VALUE(2)
             ----               ----------   ------------   ------------   ---------   ----------   ----------
Mark B. Logan.................   150,000          7%          $25.8125     $25.8125     02/17/10    $1,939,394
Elizabeth H. Davila...........   100,000          4            25.8125      25.8125     02/17/10     1,272,994
Timothy R. Maier..............    50,000          2            25.8125      25.8125     02/17/10       636,497
Carol F.H. Harner.............    30,000          1            25.8125      25.8125     02/17/10       381,898
Douglas H. Post...............    30,000          1            25.8125      25.8125     02/17/10       381,898

---------------
(1) Options granted in 2000 have a ten-year term and vest 25% on the first anniversary of the grant date, and ratably thereafter at the rate of 1/48 of the total grant per month for three years. The exercisability of the options is automatically accelerated upon a change in control of the Company.

(2) Calculated using the Black-Scholes option pricing model. Assumes that options have a ten-year term. Also assumes a weighted average stock price volatility of 78%, a current dividend yield of zero, and an expected weighted average interest rate of 6.3%.

     Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table provides information with respect to option exercises in 2000 by the Named Officers and the value of such officers' unexercised options as of December 31, 2000. The values for "in-the-money" options represent the spread between the exercise price of any such existing stock options and the year-end price of Common Stock.

                                                              NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                               SHARES                    OPTIONS AT FISCAL YEAR-END        FISCAL YEAR-END(2)
                             ACQUIRED ON      VALUE      ---------------------------   ---------------------------
           NAME               EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              -----------   -----------   -----------   -------------   -----------   -------------
Mark B. Logan..............     6,521       $ 46,055      1,039,616       441,257      $3,353,761     $1,249,169
Elizabeth H. Davila........        --             --        548,436       181,672       1,527,308        321,380
Timothy R. Maier...........        --             --        324,562       202,504         992,663        156,452
Carol F.H. Harner..........        --             --         84,681        75,000         188,233        173,750
Douglas H. Post............    22,829        533,864         60,207        61,252         122,978        125,517

---------------
(1) Market value of underlying shares at the exercise date minus the exercise price.

(2) Value of unexercised options is based on the price of the last reported sale of the Company's Common Stock on the New York Stock Exchange of $10.4375 per share on December 29, 2000 (the last trading day for fiscal 2000), minus the exercise price.

EMPLOYMENT ARRANGEMENTS

     The Company has entered into Change of Control Severance Agreements (the "Severance Agreements") with each of the Named Officers. The Severance Agreements provide, among other things, that if the Named Officer's employment is terminated other than for cause within two years after a change of control of the Company, the Named Officer is entitled to receive a lump sum severance payment equal to one, one-and-a-half, or two times the Named Officer's annual base salary and bonus, the exact multiple depending on the level of the Named Officer's position within the Company. In addition, pursuant to the terms of the documents governing the grants of options under the Company's option plans, all outstanding unvested options as of the date of a change of control, including options held by the Named Officers, become fully vested and exercisable upon the occurrence of a change of control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In April 1998, the Company granted Jay T. Holmes an option to purchase 130,000 shares of the Common Stock of the Company. This grant was made in exchange for consulting services performed in 1998. Other than the automatic stock option grants made pursuant to the 1995 Director Option Plan, the Company has not made any additional stock option grants to Mr. Holmes.

                               PERFORMANCE GRAPH

     The SEC requires the Company to include in this Proxy Statement a line-graph presentation comparing cumulative, five-year stockholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The following graph assumes that $100 was invested on December 29, 1995 (the last trading day of that year) in the Company's Common Stock and each of the comparative markets, and that all dividends were reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.

     The following graph compares the performance of the Company's Common Stock with the performance of the Standard & Poor's Biotechnical and Medical Products Group Index, the Nasdaq National Market (U.S. Composite) Index, and the New York Stock Exchange (U.S. Composite) Index. The Company's stock began trading on the New York Stock Exchange on September 7, 2000.

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------
                       12/29/95   12/31/96   12/31/97   12/31/98   12/31/99   12/29/00
--------------------------------------------------------------------------------------
 VISX, Incorporated      100        56.73      56.73     224.20     530.78     107.05
 S&P Medical
  Products               100       114.08     143.03     206.13     327.20     471.98
 Nasdaq Composite        100       121.69     161.71     191.69     212.67     218.23
 NYSE Composite          100       123.03     150.28     210.68     228.81     139.16
--------------------------------------------------------------------------------------

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of March 19, 2001 by (1) each person known to the Company to own more than 5% of the issued and outstanding Common Stock, (2) each of the Company's directors, (3) each of the Named Officers, and (4) all directors, nominees and officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                 COMMON           APPROXIMATE
                                                                 STOCK              PERCENT
                                                              BENEFICIALLY        BENEFICIALLY
                      BENEFICIAL OWNER                           OWNED               OWNED
                      ----------------                        ------------        ------------
Massachusetts Financial Services Company....................   7,561,260(1)           13.1%
  500 Boylston Street
  Boston, Massachusetts 02116
Carl C. Icahn...............................................   6,020,005(2)           10.5%
  c/o Icahn Associates Corp.
  767 Fifth Avenue
  47th Floor
  New York, New York 10153
Waddell & Reed Investment Management Company................   3,636,500(3)            6.3%
  6300 Lamar Avenue
  Overland Park, Kansas 66202
Mark B. Logan...............................................   1,275,730(4)            2.2%
Elizabeth H. Davila.........................................     648,279(5)            1.1%
Glendon E. French...........................................      48,000(6)              +
John W. Galiardo............................................      64,000(7)              +
Carol F.H. Harner...........................................     121,170(8)              +
Jay T. Holmes...............................................      88,480(9)              +
Timothy R. Maier............................................     402,726(10)             +
Douglas H. Post.............................................      92,815(11)             +
Richard B. Sayford..........................................      62,800(12)             +
All directors and officers as a group (14 persons)..........   3,063,204(13)           5.3%

---------------
  +  Represents less than 1% of the Company's outstanding Common Stock.

 (1) As reported on the amended Schedule 13G filed with the SEC on or about February 12, 2001. Massachusetts Financial Services Company has sole voting power with respect to 7,885,096 shares and sole dispositive power with respect to the 8,288,596 shares.

 (2) As reported on the amended Schedule 13D filed with the SEC on or about December 15, 2000. The persons covered by the amended Schedule 13D are High River Limited Partnership ("High River"), Barberry Corp. ("Barberry"), Carl
     C. Icahn ("Icahn") and Gail Golden ("Golden"). High River has sole voting power and sole dispositive power with respect to 3,245,505 shares. Barberry has sole voting power and sole dispositive power with respect to 2,774,500 shares and shared voting power and shared dispositive power with respect to 3,245,505 shares. Icahn has shared voting power and shared dispositive power with respect to 6,020,005 shares. Golden has sole voting power and sole dispositive power with respect to 1,490 shares.

 (3) As reported on Schedule 13G filed with the SEC on or about January 23, 2001. Waddell & Reed Investment Management Company has sole voting power and sole dispositive power with respect to the 3,636,500 shares.

 (4) Mr. Logan's total includes options to purchase 1,227,752 shares that will be exercisable on or before May 18, 2001.

 (5) Ms. Davila's total includes options to purchase 617,605 shares that will be exercisable on or before May 18, 2001.

 (6) Mr. French's total includes options to purchase 48,000 shares that will be exercisable on or before May 18, 2001.

 (7) Mr. Galiardo's total includes options to purchase 60,000 shares that will be exercisable on or before May 18, 2001.

 (8) Ms. Harner's total includes options to purchase 113,847 shares that will be exercisable on or before May 18, 2001.

 (9) Mr. Holmes' total includes options to purchase 85,000 shares that will be exercisable on or before May 18, 2001.

(10) Mr. Maier's total includes options to purchase 375,814 shares that will be exercisable on or before May 18, 2001.

(11) Mr. Post's total includes options to purchase 82,082 shares that will be exercisable on or before May 18, 2001.

(12) Mr. Sayford's total includes options to purchase 62,000 shares that will be exercisable on or before May 18, 2001.

(13) The total includes options to purchase an aggregate of 2,906,485 shares held by non-employee directors and officers that will be exercisable on or before May 18, 2001.

                                 PROPOSAL NO. 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Company is asking the stockholders to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2001. Arthur Andersen LLP has audited the Company's financial statements since May 1988. Representatives of Arthur Andersen LLP are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to answer appropriate questions.

FEES BILLED TO THE COMPANY BY ARTHUR ANDERSEN LLP DURING 2000

  - Audit Fees:

     Audit fees billed to the Company by Arthur Andersen LLP during 2000 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $128,000.

  - Financial Information Systems Design and Implementation Fees:

     The Company did not engage Arthur Andersen LLP to provide advice to the Company regarding financial information systems design and implementation during 2000.

  - All Other Fees:

     Fees billed to the Company by Arthur Andersen LLP during 2000 for all other non-audit services rendered to the Company, including tax-related services totaled $225,485.

INDEPENDENCE AND STOCKHOLDERS' RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP

     The Audit Committee has considered whether the provision of non-audit services by Arthur Andersen LLP is compatible with maintaining the independence of Arthur Andersen LLP. The Audit Committee has determined that the performance of such non-audit services did not impair the independence of Arthur Andersen LLP. Stockholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants is not required by the Company's Bylaws or other applicable legal requirement. However, the Board is submitting the selection of Arthur Andersen LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 2. Ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2001 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote, and voting with respect to this proposal, at the Annual Meeting.

                           REPORT OF AUDIT COMMITTEE

     The Audit Committee is comprised entirely of outside, independent directors. The Audit Committee oversees engagement of the Company's independent auditors, reviews the arrangements for and scope of the audit by the Company's independent auditors, and reviews and evaluates the Company's accounting practices and its systems of internal accounting controls. The Audit Committee has reviewed and discussed the Company's audited financial statements for 2000 with the Company's management and with the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to considered with the auditors by Statement of Auditing Standards No. 61. The Audit Committee has received written communication and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence from the Company. Based on the foregoing activities, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements for the year 2000 be included in the Company's report on Form 10-K for such year, which was filed with the Securities and Exchange Commission on March 22, 2001.

                        Submitted by the Audit Committee
                      of the Company's Board of Directors:

                               Glendon E. French
                                John W. Galiardo
                               Richard B. Sayford

                   ITEMS NOT CONSTITUTING SOLICITING MATERIAL

     The Compensation Committee and Audit Committee reports included herein, and the Audit Committee Charter attached hereto, shall not constitute "soliciting material" or be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder.

                                 OTHER MATTERS

OTHER MATTERS TO BE PRESENTED

     The Board knows of no matters other than the election of directors and ratification of the Company's independent auditors to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment or postponement thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

PARTICIPANTS IN THE SOLICITATION

     Under applicable regulation of the SEC, each member of the Board of Directors, certain executive officers of the Company and certain other corporate officers of the Company may be deemed to be a "participant" in the Company's solicitation of proxies. The principal occupation and business address of each person who may be deemed a participant are set forth in Appendix A hereto. Information about the present ownership by the directors and named executive officers of the Company of the Company's securities is provided in this Proxy Statement and the present ownership of the Company's securities by other participants is listed in Appendix A.

POSSIBLE STOCKHOLDER SOLICITATION

     On December 5, 2000 Barberry Corp. ("Barberry"), an entity affiliated with Carl C. Icahn ("Icahn"), submitted a notice to the Company stating that Barberry intended to appear at the Annual Meeting to seek to elect a slate of nominees to the Company's Board of Directors. The notice stated that Barberry and its affiliates, including Icahn, High River Limited Partnership and Gail Golden ("Golden"), beneficially own approximately 9.95% of the outstanding Common Stock of the Company. An amended Schedule 13D filed with the SEC by Barberry, Icahn and Golden states that the Icahn group believes that the Company and its stockholders would benefit from a consolidation with a larger pharmaceutical or medical device company. The amended Schedule 13D also states the Icahn group has determined to conduct a proxy contest to elect directors to the Company's Board of Directors who would favorably consider implementing the Icahn group's view as to the benefit of a consolidation.

     The Company previously announced that it has been studying strategic alternatives to enhance stockholder value. On February 13, 2001 the Company announced that while this process has not resulted in any specific transactions, the Company remains receptive to opportunities that would enhance stockholder value and recognize the Company's record of profitable performance and its global leadership position. At the same time, the Company will continue to seek to enhance stockholder value by continuing to pursue the Company's business plan.

     The Company does not know if the Icahn group will pursue a proxy contest. If proxies are solicited by the Icahn group, the Company urges stockholders not to sign any proxy card provided by the Icahn group until the Company has had a chance to respond.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Stockholder proposals that are intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 at the Annual Meeting of the Company in the year 2002 must be received at the executive offices of the Company (3400 Central Expressway, Santa Clara, California 95051-0703, Attention:
Office of the Secretary) on or before November 26, 2001 in order to be considered for inclusion in the year 2002 Proxy Statement and Proxy. In addition, under the advance notice provisions of the Company's Bylaws, written notice of proposals outside of Rule 14a-8 under the Securities Exchange Act of 1934 must be delivered to or mailed and received at the executive offices of the Company in accordance with the requirement set forth in the Company's Bylaws on or before November 26, 2001. Therefore, in order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, such proposals must be delivered to or mailed and received at the executive offices of the Company on or before November 26, 2001.

                                    * * * *
        IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE, PLEASE CONTACT:

                            MACKENZIE PARTNERS, INC.
                          156 Fifth Avenue, 9th Floor
                               New York, NY 10010
                            Toll Free (800) 322-2885

                                                                      APPENDIX A

        INFORMATION CONCERNING THE DIRECTORS AND CERTAIN OFFICERS OF THE
                      COMPANY WHO MAY ALSO SOLICIT PROXIES

     The following table sets forth the name, principal business address and present address of any corporation or other organization in which their employment is carried on, of the directors and certain officers of the Company ("Participants") who may also solicit proxies from stockholders of the Company. Unless otherwise indicated, the principal occupation refers to such person's position with the Company and the business address is VISX, Incorporated, 3400 Central Expressway, Santa Clara, California 95051-0703.

DIRECTORS

     The principal occupations of the Company's directors who are deemed Participants in the solicitation are set forth on pages 3 and 4 of this Proxy Statement. The principal business address of Mr. Logan and Ms. Davila is that of the Company. The name and business address of the other director-Participants' organization of employment are as follows:

                    NAME                                       ADDRESS
                    ----                                       -------
Glendon E. French............................  VISX, Incorporated
                                               3400 Central Expressway
                                               Santa Clara, California 95051-0703
John W. Galiardo.............................  VISX, Incorporated
                                               3400 Central Expressway
                                               Santa Clara, California 95051-0703
Jay T. Holmes................................  VISX, Incorporated
                                               3400 Central Expressway
                                               Santa Clara, California 95051-0703
Richard B. Sayford...........................  VISX, Incorporated
                                               3400 Central Expressway
                                               Santa Clara, California 95051-0703

EXECUTIVE OFFICERS AND CERTAIN CORPORATE OFFICERS

                    NAME                                 PRINCIPAL OCCUPATION
                    ----                                 --------------------
Mark B. Logan................................  Chairman of the Board
Elizabeth H. Davila..........................  President and Chief Executive Officer
Timothy R. Maier.............................  Executive Vice President, Chief
                                               Financial Officer and Treasurer
Douglas H. Post..............................  Executive Vice President, Operations
Derek A. Bertocci............................  Vice President, Controller
Carol F.H. Harner, Ph.D. ....................  Vice President, Research and Development
Frances L. Henville-Shannon..................  Vice President, Human Resources
John F. Runkel, Jr. .........................  Vice President, General Counsel and
                                               Secretary
Donald L. Fagen..............................  Vice President, Sales
Joaquin V. Wolff.............................  Vice President, Marketing

INFORMATION REGARDING OWNERSHIP OF THE COMPANY'S SECURITIES BY PARTICIPANTS

     The number of shares of common stock of the Company held by directors and the named executive officers is set forth on page 11 of this Proxy Statement. The number of shares of Common Stock of the Company held by the other Participants as of March 19, 2001 is set forth below. The information includes shares that may be acquired by the exercise of stock options within 60 days of the date hereof:

                                                              SHARE
                           NAME                             OWNERSHIP
                           ----                             ---------
Derek A. Bertocci.........................................   143,412
Frances L. Henville-Shannon...............................   115,292
John F. Runkel, Jr. ......................................       500

INFORMATION REGARDING TRANSACTIONS IN THE COMPANY'S SECURITIES BY PARTICIPANTS

     The following table sets forth purchases and sales of the Company's securities by the Participants listed below during the past two years. Unless otherwise indicated, all transactions are in the public market.

                                                                           NUMBER OF
                                                                       SHARES OF COMMON
                                                                     STOCK PURCHASED ("P")
                         NAME                              DATE          OR SOLD ("S")        FOOTNOTE
                         ----                            --------   -----------------------   --------
Mark B. Logan..........................................  01/25/99         60,000  S             (1)
                                                         02/01/99         80,000  S             (1)
                                                         02/22/99         20,000  S             (1)
                                                         02/23/99         60,000  S             (1)
                                                         02/24/99         10,000  S             (1)
                                                         03/04/99         12,000  S             (1)
                                                         03/05/99         38,000  S             (1)
                                                         03/09/99         20,000  S             (1)
                                                         03/11/99         40,000  S             (1)
                                                         03/12/99         20,000  S             (1)
                                                         03/15/99         60,000  S             (1)
                                                         04/20/99         10,000  S             (1)
                                                         04/21/99         20,000  S             (1)
                                                         04/22/99         20,200  S             (1)
                                                         04/23/99         10,000  S             (1)
                                                         04/26/99         69,800  S             (1)
                                                         05/03/99         20,000  S             (1)
                                                         05/28/99            623  P             (3)
                                                         06/08/99          2,500  S             (1)
                                                         06/11/99         47,500  S             (1)
                                                         07/19/99         50,000  S             (1)
                                                         08/02/99         50,000  S             (1)
                                                         08/16/99         24,500  S             (1)
                                                         08/17/99         12,500  S             (1)
                                                         08/23/99         13,000  S             (1)
                                                         09/09/99         30,000  S             (1)
                                                         09/10/99         20,000  S             (1)
                                                         10/19/99         20,000  S             (1)
                                                         10/20/99         20,000  S             (1)
                                                         10/22/99         20,000  S             (1)
                                                         10/25/99         10,000  S             (1)
                                                         11/11/99         30,000  S             (1)
                                                         11/12/99         10,000  S             (1)

                                                                           NUMBER OF
                                                                       SHARES OF COMMON
                                                                     STOCK PURCHASED ("P")
                         NAME                              DATE          OR SOLD ("S")        FOOTNOTE
                         ----                            --------   -----------------------   --------
                                                         11/15/99          5,000  S             (1)
                                                         11/17/99          5,000  S             (1)
                                                         11/22/99         10,000  S             (1)
                                                         11/30/99            205  P             (3)
                                                         12/07/99         32,606  P             (2)
                                                         03/13/00          6,521  P             (2)
                                                         05/31/00            486  P             (3)
                                                         11/30/00              1  P             (3)
Elizabeth H. Davila....................................  01/27/99         42,000  S             (1)
                                                         04/19/99         40,002  S             (1)
                                                         05/11/99         60,334  S             (1)
                                                         05/28/99            349  P             (3)
                                                         08/13/99         60,000  S             (1)
                                                         11/30/99            117  P             (3)
                                                         05/31/00            353  P             (3)
                                                         11/30/00            429  P             (3)

Glendon E. French......................................  01/25/99         40,000  S             (1)

John W. Galiardo.......................................  09/14/99         20,000  S             (1)

Jay T. Holmes..........................................  03/04/99          6,700  S             (1)
                                                         03/05/99         13,300  S             (1)
                                                         05/11/99         10,000  S             (1)
                                                         07/23/99         20,000  S             (1)
                                                         02/25/00          3,100  P             (5)

Richard B. Sayford.....................................  03/04/99         16,000  S             (1)
                                                         06/08/99         10,000  S             (1)

                                                                           NUMBER OF
                                                                       SHARES OF COMMON
                                                                     STOCK PURCHASED ("P")
                         NAME                              DATE          OR SOLD ("S")        FOOTNOTE
                         ----                            --------   -----------------------   --------
Derek A. Bertocci......................................  03/04/99         18,270  S             (1)
                                                         04/26/99          3,600  S             (1)
                                                         05/24/99         12,198  P             (1)
                                                         05/28/99            469  P             (3)
                                                         08/13/99          2,375  S             (1)
                                                         08/24/99          3,000  S             (1)
                                                         10/22/99          5,773  S             (1)
                                                         11/12/99          7,713  S             (1)
                                                         11/15/99          1,250  S             (1)
                                                         11/30/99            157  P             (3)
                                                         12/10/99          6,000  P             (2)
                                                         05/31/00            482  P             (3)
                                                         11/30/00            142  P             (3)

Carol F.H. Harner......................................  02/23/99         43,332  S             (1)
                                                         05/28/99            253  P             (3)
                                                         11/05/99         20,000  S             (1)
                                                         11/08/99          5,000  S             (1)
                                                         11/16/99          8,313  S             (1)
                                                         11/18/99          6,837  S             (1)
                                                         11/30/99             82  S             (4)
                                                         12/07/99          6,837  S             (1)
                                                         05/31/00            233  P             (3)
                                                         11/30/00            976  S             (4)

                                                                           NUMBER OF
                                                                       SHARES OF COMMON
                                                                     STOCK PURCHASED ("P")
                         NAME                              DATE          OR SOLD ("S")        FOOTNOTE
                         ----                            --------   -----------------------   --------
Frances L. Henville-Shannon............................  05/28/99            439  P             (3)
                                                         06/08/99         40,000  S             (1)
                                                         08/12/99            700  S             (1)
                                                         08/13/99          7,500  S             (1)
                                                         09/27/99            400  S             (1)
                                                         11/09/99          2,500  S             (1)
                                                         11/11/99          2,200  S             (1)
                                                         11/12/99          5,300  S             (1)
                                                         11/23/99            853  S             (1)
                                                         11/24/99          7,213  S             (1)
                                                         11/30/99            144  S             (4)
                                                         12/08/99            391  S             (1)
                                                         05/31/00            439  S             (4)
                                                         11/30/00            338  S             (4)
Timothy R. Maier.......................................  03/11/99         80,000  S             (1)
                                                         03/15/99         20,882  S             (1)
                                                         05/12/99         46,000  S             (1)
                                                         05/28/99            376  P             (3)
                                                         05/31/00            379  P             (3)
                                                         11/30/99            126  P             (3)
                                                         11/30/00            609  P             (3)
Douglas H. Post........................................  02/23/99         16,000  S             (1)
                                                         03/11/99         20,000  S             (1)
                                                         04/23/99          2,514  S             (1)
                                                         05/12/99         13,000  S             (1)
                                                         06/16/99          1,932  S             (1)
                                                         08/19/99          2,514  S             (1)
                                                         08/25/99         15,000  S             (1)
                                                         09/09/99          6,500  S             (1)
                                                         10/06/99          2,515  S             (1)
                                                         11/11/99         14,967  S             (1)
                                                         11/30/99             35  S             (4)
                                                         12/20/99          1,258  S             (1)
                                                         05/31/00            113  S             (4)
                                                         11/30/00            139  S             (4)

                                                                           NUMBER OF
                                                                       SHARES OF COMMON
                                                                     STOCK PURCHASED ("P")
                         NAME                              DATE          OR SOLD ("S")        FOOTNOTE
                         ----                            --------   -----------------------   --------
John F. Runkel, Jr. ...................................  10/23/00            500  P             (5)
Donald L. Fagen........................................                         -0-
Joaquin V. Wolff.......................................                         -0-

---------------
(1) Transaction effected through a same-day sale.

(2) Transaction effected through an exercise and hold.

(3) Transaction effected through an Employee Stock Purchase Plan purchase.

(4) Transaction effected through an Employee Stock Purchase Plan sale.

(5) Transaction effected through an open-market purchase.

MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

     Except as described in this Appendix A or in the Proxy Statement, none of the Participants nor any of their respective affiliates or associates (together, the "Participant Affiliates"), (i) directly beneficially owns any shares of Common Stock of the Company or any securities of any subsidiary of the Company or (ii) has had any relationship with the Company in any capacity other than as a stockholder, employee, officer or director. Furthermore, except as described in this Appendix A or in the Proxy Statement, no Participant or Participant Affiliate is either a party to any transaction or series of transactions since January 1, 2000, or has knowledge of any currently proposed transaction or series of transactions, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and
(iii) in which any Participant or Participant Affiliate had or will have, a direct or indirect material interest.

     Except for the employment agreements described in the Proxy Statement, no Participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Appendix A or in the Proxy Statement, there are no contracts, arrangements or understandings by any Participant or Participant Affiliate within the past year with any person with respect to the Company's Common Stock.

                                                                      APPENDIX B

                               VISX, INCORPORATED
                            AUDIT COMMITTEE CHARTER

     The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the stockholders, the Securities and Exchange Commission and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

     In meeting its responsibilities, the Audit Committee is expected to:

          1. Provide an open and transparent avenue of communication between the independent accountants and the Board of Directors. Assure ultimate accountability of the independent accountants is to the Board and the Committee.

          2. Review and update the Committee's charter annually. This should be done in compliance with applicable NYSE Audit Committee Requirements.

          3. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.

          4. Confirm and assure the independence of the independent accountants, including a review of management consulting services and related fees provided by the independent accountants.

          5. Inquire of management and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

          6. Consider, in consultation with the independent accountants and management, the audit scope and plan of the independent accountants.

          7. Consider with management and the independent accountants the rationale for employing audit firms other than the principal independent accountants.

          8. Review with the independent accountants the coordination of the audit effort to assure completeness of coverage and the effective use of audit resources.

          9. Consider and review with the independent accountants:

             (a) The adequacy of the Company's internal controls including computerized information system controls and security.

             (b) Any related significant findings and recommendations of the independent accountants together with management's responses thereto.

             (c) Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

          10. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and the management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q.

          11. Review with management and the independent accountants at the completion of the annual audit:

             (a) The Company's annual financial statements and related footnotes.

             (b) The independent accountants' audit of the financial statements and his or her report thereon.

             (c) Any significant changes required in the independent accountants' audit plan.

             (d) Any serious difficulties or disputes with management encountered during the course of the audit.

             (e) Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit.

          12. Consider and review with management:

             (a) Significant findings during the year and management's responses thereto.

             (b) Any difficulties encountered in the course of the audit, including any restrictions on the scope of their work or access to required information.

             (c) Any changes required in the planned scope of the audit plan.

          13. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

          14. After preparation and review by the independent accountants, approve the report to be included in the Company's annual Proxy Statement under SEC rules. The charter is to be published as an exhibit to the Proxy Statement every three years.

          15. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountants.

          16. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

          17. Meet with the independent accountants and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

          18. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

          19. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

          20. The Committee shall meet at least four times per year or more frequently at the discretion of the Audit Committee Chairman. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

          21. The Committee will perform such other functions as assigned by law, the Company's charter or Bylaws, or the Board of Directors.

     The membership of the Audit Committee shall consist of at least three independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. Audit Committee members and the Committee Chairman shall be designated annually by the full Board of Directors.

     The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

VISX Logo


Dear Stockholder:

You are cordially invited to the Annual Meeting of Stockholders to be held at 8:00 a.m. on Friday, May 4, 2001, at The Embassy Suites Santa Clara/Silicon Valley, 2885 Lakeside Drive, Santa Clara, California 95054. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided. If you do plan to attend the meeting, please mark the appropriate box on the proxy.

                                       Sincerely,


                                       Mark B. Logan
                                       Chairman of the Board

                               VISX, INCORPORATED

                          ANNUAL MEETING - MAY 4, 2001

                 Proxy Solicited on Behalf of Board of Directors

     The undersigned hereby appoints Mark B. Logan and Elizabeth H. Davila as proxies to vote at the Annual Meeting of Stockholders of VISX, Incorporated (the "Company") to be held on May 4, 2001 at 8:00 a.m. local time, and at any adjournment or postponement thereof, hereby revoking any proxies previously given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE FOR DIRECTOR, FOR PROPOSAL 2 AND AT THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. If any nominee for director is unable or declines to serve as director, this proxy will be voted for any nominee that the present Board of Directors designates.

                         (TO BE SIGNED ON REVERSE SIDE)

                      SIGN, DATE AND MAIL YOUR PROXY TODAY

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

     STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

                       YOUR VOTE IS VERY IMPORTANT TO US.

 WE RECOMMEND A VOTE "FOR" THE ELECTION OF DIRECTORS AND THE FOLLOWING PROPOSALS

1. To elect the following five Directors:

                                             For                   Withheld
                                            [   ]                    [   ]
       Elizabeth H. Davila
       Glendon E. French
       John W. Galiardo
       Jay T. Holmes
       Richard B. Sayford

[   ] ------------------------------------------------

INSTRUCTION:  To withhold authority to vote for any individual
Nominee, write that nominee's name on the space provided above.

2.        To ratify the appointment of                       For                 Against              Abstain
          independent public accountants.                   [   ]                 [   ]                [   ]

3.        To act upon such other matters                     For                 Against              Abstain
          as may properly come before                       [   ]                 [   ]                [   ]
          the meeting or any adjournment or
          postponement thereof.

               MARK HERE IF YOU PLAN TO ATTEND THE MEETING     [  ]

               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]


Please sign exactly as your name(s) appear on your stock certificate. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

DATE:            SIGNATURE:                               TITLE:
     ---------              ----------------------------         ---------------------------

SIGNATURE (IF HELD JOINTLY):
                             -------------------------------------